UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events

On March 5, 2019, a purported shareholder of Reliance Bancshares, Inc. (“Reliance”) filed a putative derivative and class action lawsuit against Reliance, the members of the Reliance board of directors and Simmons First National Corporation (“Simmons”) in the St. Louis County Circuit Court, 21st Judicial Circuit of Missouri, on behalf of himself and similarly situated Reliance shareholders, and derivatively on behalf of Reliance, captioned Parshall v. Brouster, et al., Case No. 19SL-CC00963 (the “Action”). The Action relates to the proposed merger of Reliance with and into Simmons as described in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2019 and first mailed to Reliance shareholders on or about March 6, 2019 (the “Proxy Statement/Prospectus”). The plaintiff alleges, among other things, that the individual defendants breached fiduciary duties by agreeing to an allegedly insufficient price for the sale of Reliance, and agreeing to allegedly inappropriate deal protection devices. The plaintiff further alleges that the Proxy Statement/Prospectus omitted material information that Reliance shareholders purportedly need in order to evaluate the proposed merger. The plaintiff alleges that Simmons aided and abetted the alleged fiduciary duty breaches by the individual defendants. The plaintiff seeks injunctive relief, unspecified damages, and an award of attorneys’ and experts’ fees and expenses.

Solely to avoid the costs, risks and uncertainties inherent in litigation, Simmons and Reliance have agreed to make additional disclosures to supplement the disclosure contained in the Proxy Statement/Prospectus (the “Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the Proxy Statement/Prospectus. In exchange for the agreement to make the Additional Disclosures, the plaintiff has agreed to dismiss the Action, with prejudice to his individual claims, and without prejudice to the claims of the putative members of the proposed class. The parties believe that the issuance of the Additional Disclosures will moot the claims set forth in the Action.

This decision to make the Additional Disclosures will not affect the merger consideration to be paid in the proposed merger or the timing of the special meeting of the Reliance shareholders.

Reliance and the other defendants have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the Action, and maintain that they complied with their fiduciary and other legal duties and are making the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The following information supplements the Proxy Statement/Prospectus and should be read in connection with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and terms used below have the meanings set forth in the Proxy Statement/Prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Reliance and Simmons make the following supplemental disclosures:

Background of the Mergers

The disclosure under the heading “The Mergers—Background of the Mergers” is hereby supplemented by adding the following to the Proxy Statement/Prospectus at the end of the first paragraph on page 53.

Reliance did not enter into any non-disclosure agreements that contained standstill and/or “don’t ask, don’t waive” provisions that are or were preventing the counterparties from submitting superior offers to acquire Reliance.

Opinion of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”)

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Comparable Company Analyses” is hereby supplemented by replacing the table (Reliance Comparable Company Analysis) on page 61 of the Proxy Statement/Prospectus with the following.

Publicly-Traded Midwest Region Banks With Total Assets $1.25 Billion - $1.75 Billion

Financials as of September 30, 2018 unless otherwise noted				Market Data (as of 11/9/2018)					YTD Profitability			Balance Sheet Ratios[1]
						Price/
						Tang.	YTD						CRE
			Total	Mkt	Stock	Book	Ann.	Div.	Eff.			TCE/	Conc.	Loan/	NPAs/
			Assets	Cap	Price	Value	EPS	Yield	Ratio	NIM	ROAA	TA	Ratio	Dpts	Assets
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Bank First National Corporation	Manitowoc, WI	BFC	1,736	333	50.00	219	12.9	1.6	51.0	3.81	1.45	8.83	174.4	97.0	1.38
Merchants Financial Group, Inc.[2]	Winona, MN	MFGI	1,694	197	74.00	140	11.0	1.9	69.1	4.02	1.09	8.72	152.0	100.4	1.17
First Farmers Financial Corporation[2]	Converse, IN	FFMR	1,682	299	41.73	199	11.2	2.6	53.6	4.09	1.58	8.92	73.1	93.3	1.90
LCNB Corp.	Lebanon, OH	LCNB	1,620	220	16.55	148	14.8	3.9	62.7	3.60	0.89	9.57	299.1	84.8	0.80
Marquette National Corporation[2]	Chicago, IL	MNAT	1,592	151	34.00	133	9.7	2.9	77.4	3.42	0.99	7.35	400.8	85.3	1.33
BankFinancial Corporation	Burr Ridge, IL	BFIN	1,532	245	14.41	129	15.9	2.8	66.1	3.50	1.02	12.53	358.0	98.5	0.16
County Bancorp, Inc.	Manitowoc, WI	ICBK	1,515	139	20.71	103	9.5	1.4	53.2	2.92	1.04	8.90	102.3	99.5	3.14
Hawthorn Bancshares, Inc.	Jefferson City, MO	HWBK	1,452	136	22.66	144	12.7	1.8	75.2	3.29	0.75	6.54	259.8	94.1	1.41
Ames National Corporation	Ames, IA	ATLO	1,448	251	27.01	161	14.7	3.4	52.6	3.21	1.25	10.88	173.0	71.7	0.30
Level One Bancorp, Inc.	Farmington Hills, MI	LEVL	1,446	206	26.64	152	14.2	0.5	68.4	3.98	1.06	9.44	240.6	98.6	1.06
Security National Corporation[2]	Dakota Dunes, SD	SNLC	1,421	230	127.10	146	10.1	0.9	53.9	3.16	1.59	11.02	69.8	79.7	0.98
Tri City Bankshares Corporation[2]	Oak Creek, WI	TRCY	1,411	204	22.88	142	13.5	2.1	70.5	3.59	1.10	10.18	271.1	68.3	1.42
Mackinac Financial Corporation	Manistique, MI	MFNC	1,254	170	15.89	137	19.9	3.0	74.5	4.38	0.59	10.13	259.8	95.5	0.92
		High	1,736	333	127.10	219	19.9	3.9	77.4	4.38	1.59	12.53	400.8	100.4	3.14
		Low	1,254	136	14.41	103	9.5	0.5	51.0	2.92	0.59	6.54	69.8	68.3	0.16
		Mean	1,523	214	37.97	150	13.1	2.2	63.7	3.61	1.11	9.46	218.0	89.7	1.23
		Median	1,515	206	26.64	144	12.9	2.1	66.1	3.59	1.06	9.44	240.6	94.1	1.17

Reliance Bancshares, Inc.	Frontenac, MO	RLBS	1,514	136	1.80	158	21.3	0.0	62.9	2.67	0.82	5.70	591.1	92.8	0.69

Note:

1: Bank-level financials used where holding company information not available

2: Financial data as of the period ended June 30, 2018

Financials not adjusted to reflect pending or recently completed acquisitions. Market cap reflects shares issued in transactions which have closed since September 30, 2018

Source: S&P Global Market Intelligence; excludes targets of announced mergers

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Comparable Company Analyses” is hereby supplemented by replacing the table (Simmons Comparable Company Analysis) on page 62 of the Proxy Statement/Prospectus with the following.

Publicly-Traded (NASDAQ, NYSE, NYSEAM) Southeast and Midwest Region Banks With Total Assets $10 Billion - $25 Billion

Financials as of September 30, 2018 unless otherwise noted				Market Data (as of 11/9/2018)					YTD Profitability			Balance Sheet Ratios[1]
						Price/
						Tang.	YTD						CRE
			Total	Mkt	Stock	Book	Ann.	Div.	Eff.			TCE/	Conc.	Loan/	NPAs/
			Assets	Cap	Price	Value	EPS	Yield	Ratio	NIM	ROAA	TA	Ratio	Dpts	Assets
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Pinnacle Financial Partners, Inc.	Nashville, TN	PNFP	24,558	4,148	53.25	203	11.7	1.2	46.1	3.62	1.52	8.99	284.4	94.9	0.41
TCF Financial Corporation	Wayzata, MN	TCF	22,905	3,737	22.40	173	13.7	2.7	67.1	4.63	1.32	9.51	92.0	99.6	0.90
Bank OZK	Little Rock, AR	OZK	22,087	3,401	26.45	115	8.4	3.2	35.6	4.59	1.85	13.81	314.3	93.8	0.23
UMB Financial Corporation	Kansas City, MO	UMBF	21,462	3,263	65.43	163	14.4	1.8	70.1	3.09	1.10	9.43	106.2	67.5	0.26
Chemical Financial Corporation	Detroit, MI	CHFC	20,905	3,371	47.19	206	12.1	2.9	51.5	3.54	1.41	8.23	217.0	95.8	0.70
United Bankshares, Inc.	Charleston, WV	UBSI	19,188	3,576	34.45	206	14.1	3.9	49.3	3.58	1.37	9.81	276.3	94.2	0.78
Flagstar Bancorp, Inc.	Troy, MI	FBC	18,697	1,845	32.02	127	10.5	0.0	76.1	2.87	0.99	7.77	102.0	80.0	0.45
Old National Bancorp	Evansville, IN	ONB	17,568	2,828	18.56	209	14.8	2.8	60.9	3.51	1.10	8.08	215.5	89.6	0.97
BancorpSouth Bank	Tupelo, MS	BXS	17,249	2,882	28.91	191	12.3	2.4	65.0	3.67	1.36	8.96	235.3	93.3	0.39
First Midwest Bancorp, Inc.	Chicago, IL	FMBI	14,961	2,466	23.18	205	15.4	1.9	57.7	3.87	1.07	8.21	209.8	95.9	0.53
Home BancShares, Inc.	Conway, AR	HOMB	14,913	3,434	19.72	257	11.2	2.4	37.4	4.45	2.11	9.62	286.2	101.6	0.45
South State Corporation	Columbia, SC	SSB	14,522	2,539	69.35	196	14.8	2.1	56.5	4.13	1.19	9.65	210.4	93.9	0.27
First Financial Bancorp.	Cincinnati, OH	FFBC	13,843	2,610	26.66	237	14.7	3.0	51.8	4.05	1.28	8.60	218.8	90.7	0.47
Trustmark Corporation	Jackson, MS	TRMK	13,440	2,095	31.22	175	14.0	2.9	65.7	3.53	1.11	9.26	204.5	81.0	0.79
Union Bankshares Corporation	Richmond, VA	UBSH	13,372	2,268	34.37	205	16.6	2.7	55.9	3.75	1.04	8.74	308.9	95.7	0.44
Renasant Corporation	Tupelo, MS	RNST	12,747	2,109	35.92	204	13.3	2.3	59.2	4.13	1.29	8.80	242.2	89.7	0.31
WesBanco, Inc.	Wheeling, WV	WSBC	12,599	2,282	41.80	225	14.9	2.8	53.8	3.44	1.21	8.56	209.6	86.4	0.35
United Community Banks, Inc.	Blairsville, GA	UCBI	12,405	2,047	25.84	191	12.8	2.3	55.0	3.87	1.32	8.91	198.6	80.4	0.57
CenterState Bank Corporation	Winter Haven, FL	CSFL	12,274	2,362	24.69	227	15.1	1.6	50.6	4.38	1.34	9.13	286.9	86.8	0.31
Great Western Bancorp, Inc.	Sioux Falls, SD	GWB	12,117	2,136	36.26	195	10.2	2.8	47.1	3.89	1.34	9.62	238.3	96.0	1.51
Ameris Bancorp	Moultrie, GA	ABCB	11,429	2,109	44.39	250	18.0	0.9	55.5	3.92	1.12	7.77	280.1	92.9	1.03
Heartland Financial USA, Inc.	Dubuque, IA	HTLF	11,335	1,889	54.81	225	15.9	1.0	65.4	4.28	1.07	7.70	181.2	77.0	0.64
TowneBank	Portsmouth, VA	TOWN	11,121	2,004	28.00	202	15.2	2.3	62.4	3.63	1.30	9.41	248.6	95.0	0.45
		High	24,558	4,148	69.35	257	18.0	3.9	76.1	4.63	2.11	13.81	314.3	101.6	1.51
		Low	11,121	1,845	18.56	115	8.4	0.0	35.6	2.87	0.99	7.70	92.0	67.5	0.23
		Mean	15,900	2,670	35.86	199	13.7	2.3	56.3	3.84	1.30	9.07	224.6	90.1	0.57
		Median	14,522	2,466	32.02	204	14.1	2.4	55.9	3.87	1.29	8.96	218.8	93.3	0.45

Simmons First National Corporation	Pine Bluff, AR	SFNC	16,281	2,542	27.54	204	12.0	2.2	54.9	4.03	1.37	8.11	282.0	98.1	0.54

Note:

1: Bank-level financials used where holding company information not available

Financials not adjusted to reflect pending or recently completed acquisitions. Market cap reflects shares issued in transactions which have closed since September 30, 2018

Source: S&P Global Market Intelligence; excludes targets of announced mergers

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Analysis of Precedent Transactions” is hereby supplemented by replacing the table on page 63 of the Proxy Statement/Prospectus with the following.

Midwest Bank Deals Announced Between January 1, 2016 and November 9, 2018 with Target Assets Between $1.00 Billion and $2.75 Billion

			Transaction Information						Seller Financial Information[1]
				Price/			Core
			Deal	LTM			Deposit		Total	Total	TCE/	LTM		LTM		NPAs/
		Annc.	Value	EPS		TBVPS	Prem.		Assets	Equity	TA	ROAA		ROAE		Assets
Acquiror	Target	Date	($mm)	(x)		(%)	(%)		($mm)	($mm)	(%)	(%)		(%)		(%)
First Merchants Corp. (IN)	MBT Financial Corp. (MI)	10/10/2018	290.5	23.3		240	NA		1,322	120	9.1	0.96		9.8		0.91
MidWestOne Financial Grp Inc. (IA)	ATBancorp (IA)	8/22/2018	171.7	18.8	[2]	156	6.8		1,369	146	10.4	0.57	[2]	6.9	[2]	1.15
First Busey Corp. (IL)	Banc Ed Corp. (IL)	8/22/2018	304.9	23.3		164	7.7		1,853	192	10.1	0.71		6.8		0.18
Old National Bancorp (IN)	Klein Financial Inc. (MN)	6/21/2018	433.8	19.6		236	14.9	[2]	1,972	213	9.5	1.42		13.3		0.65
WesBanco Inc. (WV)	Farmers Capital Bank Corp. (KY)	4/19/2018	378.3	26.9		195	13.9		1,686	194	11.5	0.84		7.2		1.20
Meta Financial Group Inc. (SD)	Crestmark Bancorp Inc. (MI)	1/9/2018	321.2	17.0		404	27.1		1,113	111	8.8	2.15		21.3		0.68
Byline Bancorp Inc. (IL)	First Evanston Bancorp Inc. (IL)	11/27/2017	169.0	23.2		173	7.9		1,125	98	8.7	0.64		7.8		0.18
Midland States Bancorp Inc. (IL)	Alpine Bancorp. Inc. (IL)	10/16/2017	182.7	18.2		173	6.9		1,283	109	8.5	1.23		14.0		0.46
Old National Bancorp (IN)	Anchor Bancorp Inc. (MN)	8/8/2017	303.3	17.1		191	8.6		2,056	181	7.3	0.88		10.2		0.45
Associated Banc-Corp (WI)	Bank Mutual Corp. (WI)	7/20/2017	482.3	28.8		165	NA		2,668	288	10.8	0.61		5.6		0.50
First Merchants Corp. (IN)	Independent Alliance Banks Inc (IN)	2/17/2017	249.7	27.8		265	22.6		1,088	122	10.0	0.94		8.3		0.57
First Busey Corp. (IL)	First Community Finl Partners (IL)	2/6/2017	242.0	20.4		200	15.0		1,268	114	8.9	1.00		10.2		0.69
First Midwest Bancorp Inc. (IL)	Standard Bancshares Inc. (IL)	6/28/2016	360.5	18.2		144	5.8		2,455	252	10.2	0.80		7.7		2.25
WesBanco Inc. (WV)	Your Community Bankshares Inc. (IN)	5/3/2016	214.2	14.5		173	8.8		1,550	133	8.0	0.95		10.5		1.20
Old National Bancorp (IN)	Anchor BanCorp Wisconsin Inc. (WI)	1/12/2016	445.1	8.6	[3]	121	4.4		2,248	367	16.3	2.34	[3]	17.2	[3]	2.87
	(15 Transactions)	High	482.3	28.8		404	27.1		2,668	367	16.3	2.34		21.3		2.87
		Low	169.0	8.6		121	4.4		1,088	98	7.3	0.57		5.6		0.18
		Mean	303.3	20.4		200	11.6		1,670	176	9.9	1.07		10.5		0.93
		Median	303.3	19.6		173	8.6		1,550	146	9.5	0.94		9.8		0.68

Simmons First National Corporation	Reliance Bancshares, Inc.[4]		172.9	NM / 23.3	[5]	168	8.8%6 / 7.6%	[7]	1,514	128	5.7	0.78	[5]	8.6	[5]	0.69

Note:

1: Bank-level financials used where holding company information not available

2: Excludes one-time pre-tax gain on asset sale of approximately $25.3 million in 2Q18; tax-affected at assumed effective tax rate of 28.2%

3: Based on LTM core net income of approximately $50.7 million as reported by Anchor BanCorp Wisconsin Inc.; Excludes reversal of valuation allowance and one-time gain on branch sale

4: RLBS tangible book value multiple and core deposit premiums shown on a fully-converted basis; Based on 75,716,428 shares of RLBS common stock outstanding, 11,000,000 shares of RLBS common stock issued immediately prior to close upon the conversion of RLBS’ $5,500,000 outstanding convertible note, and 73,606 shares of RLBS common stock issued upon conversion of RLBS’ $140,000 outstanding Series C Preferred Stock

5: Excludes a one-time tax charge of approximately $10.6 million, per RLBS management, in 4Q2017 attributable to new tax reform legislation

6: Core deposits defined as total deposits less time deposits greater than $100,000

7: Core deposits defined as total deposits less time deposits greater than $250,000

Excludes transactions where deal value was not reported

Source: S&P Global Market Intelligence; Data as of November 9, 2018

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Analysis of Precedent Transactions” is hereby supplemented by replacing the first table on page 65 of the Proxy Statement/Prospectus with the following:

Nationwide Bank Deals Announced Between January 1, 2016 and November 9, 2018 with Target Assets Between $1.25 Billion and $1.75 Billion

			Transaction Information						Seller Financial Information[1]
				Price/			Core
			Deal	LTM			Deposit		Total	Total	TCE/	LTM		LTM		NPAs/
		Annc.	Value	EPS		TBVPS	Prem.		Assets	Equity	TA	ROAA		ROAE		Assets
Acquiror	Target	Date	($mm)	(x)		(%)	(%)		($mm)	($mm)	(%)	(%)		(%)		(%)
Enterprise Financial Services (MO)	Trinity Capital Corp. (NM)	11/1/2018	212.5	NM		205	10.8		1,282	100	7.8	0.18		2.2		3.58
First Merchants Corp. (IN)	MBT Financial Corp. (MI)	10/10/2018	290.5	23.3		240	NA		1,322	120	9.1	0.96		9.8		0.91
MidWestOne Financial Grp Inc. (IA)	ATBancorp (IA)	8/22/2018	171.7	18.8	[2]	156	6.8		1,369	146	10.4	0.57	[2]	6.9	[2]	1.15
Allegiance Bancshares Inc. (TX)	Post Oak Bancshares Inc. (TX)	4/30/2018	350.4	20.8		224	18.8		1,431	163	11.0	1.23		11.0		0.65
CenterState Bank Corp. (FL)	Charter Financial Corp. (GA)	4/24/2018	365.0	24.9		195	16.9		1,644	218	11.0	0.90		6.5		0.44
WesBanco Inc. (WV)	Farmers Capital Bank Corp. (KY)	4/19/2018	378.3	26.9		195	13.9		1,686	194	11.5	0.84		7.2		1.20
TriCo Bancshares (CA)	FNB Bancorp (CA)	12/11/2017	317.5	24.2		260	21.2		1,275	121	9.2	1.03		11.2		1.12
Kearny Financial Corp. (NJ)	Clifton Bancorp Inc (NJ)	11/1/2017	401.8	NM		139	19.0		1,525	288	18.9	0.37		1.7		0.39
IBERIABANK Corp. (LA)	Gibraltar Private B&TC (FL)	10/19/2017	228.3	42.3		159	9.1		1,579	144	9.1	0.33		3.8		1.09
Midland States Bancorp Inc. (IL)	Alpine Bancorp. Inc. (IL)	10/16/2017	182.7	18.2		173	6.9		1,283	109	8.5	1.23		14.0		0.46
Pacific Premier Bancorp (CA)	Plaza Bancorp (CA)	8/9/2017	226.2	17.0		187	12.5		1,266	126	9.4	1.12		10.9		0.16
TowneBank (VA)	Paragon Commercial Corp. (NC)	4/27/2017	324.4	22.1		237	NA		1,504	136	9.1	0.95		11.3		0.46
Heartland Financial USA Inc. (IA)	Citywide Banks of Colorado Inc (CO)	2/13/2017	202.7	18.9		182	8.2		1,377	117	8.1	0.80		9.5		0.95
First Busey Corp. (IL)	First Community Finl Partners (IL)	2/6/2017	242.0	20.4		200	15.0		1,268	114	8.9	1.00		10.2		0.69
Southern National Bncp of VA (VA)	Eastern Virginia Bankshares (VA)	12/13/2016	180.9	21.9		155	7.2		1,315	135	7.4	0.65		6.4		1.59
Collins Family Trust (TX)	Inter National Bank (TX)	11/3/2016	260.0	15.0		103	1.0		1,708	463	16.8	0.97		3.8		0.80
Access National Corp. (VA)	Middleburg Financial Corp. (VA)	10/24/2016	263.9	32.5		201	15.2		1,335	129	9.4	0.59		6.1		1.76
Cathay General Bancorp (CA)	SinoPac Bancorp (CA)	7/8/2016	340.0	32.6		124	10.6		1,351	299	20.6	0.80		3.6		0.34
Bar Harbor Bankshares (ME)	Lake Sunapee Bank Grp (NH)	5/5/2016	145.6	15.8		164	5.7		1,563	140	5.8	0.61		6.5		0.82
WesBanco Inc. (WV)	Your Community Bankshares Inc. (IN)	5/3/2016	214.2	14.5		173	8.8		1,550	133	8.0	0.95		10.5		1.20
OceanFirst Financial Corp. (NJ)	Cape Bancorp Inc. (NJ)	1/5/2016	205.7	15.4		140	5.3		1,602	168	9.1	0.84		7.4		0.78
	(21 Transactions)	High	401.8	42.3		260	21.2		1,708	463	20.6	1.23		14.0		3.58
		Low	145.6	14.5		103	1.0		1,266	100	5.8	0.18		1.7		0.16
		Mean	262.1	22.4		181	11.2		1,440	170	10.4	0.81		7.6		0.98
		Median	242.0	20.8		182	10.6		1,377	136	9.1	0.84		7.2		0.82

Simmons First National Corporation	Reliance Bancshares, Inc.[3]		172.9	NM / 23.3	[4]	168	8.8%5 / 7.6%	[6]	1,514	128	5.7	0.78	[4]	8.6	[4]	0.69

Note:

1: Bank-level financials used where holding company information not available

2: Excludes one-time pre-tax gain on asset sale of approximately $25.3 million in 2Q18; tax-affected at assumed effective tax rate of 28.2%

3: RLBS tangible book value multiple and core deposit premiums shown on a fully-converted basis; Based on 75,716,428 shares of RLBS common stock outstanding, 11,000,000 shares of RLBS common stock issued immediately prior to close upon the conversion of RLBS’ $5,500,000 outstanding convertible note, and 73,606 shares of RLBS common stock issued upon conversion of RLBS’ $140,000 outstanding Series C Preferred Stock

4: Excludes a one-time tax charge of approximately $10.6 million, per RLBS management, in 4Q2017 attributable to new tax reform legislation

5: Core deposits defined as total deposits less time deposits greater than $100,000

6: Core deposits defined as total deposits less time deposits greater than $250,000

Excludes transactions where deal value was not reported

Source: S&P Global Market Intelligence; Data as of November 9, 2018

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Net Present Value Analyses” is hereby supplemented by adding the following table after the Imputed Present Values per Share Based on Earnings Multiples chart on page 66 of the Proxy Statement/Prospectus:

The following table describes the discount rate calculation for Reliance common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the risk free rate plus the equity risk premium plus the size premium plus the industry premium.

Calculation of Discount Rate
Risk Free Rate	3.50%
Equity Risk Premium	5.00%
Size Premium	3.48%
Industry Premium	0.70%
Discount Rate	12.68%

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Net Present Value Analyses” is hereby supplemented by adding the following table after the Imputed Present Values per Share Based on Earnings Multiples chart on page 67 of the Proxy Statement/Prospectus:

The following table describes the discount rate calculation for Simmons common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator and Bloomberg in determining an appropriate discount rate in which the discount rate equals the risk free rate plus the product of the 2-year adjusted beta for Simmons common stock and the equity risk premium, plus the size premium.

Calculation of Discount Rate
Risk Free Rate	3.50%
2 Year Beta of Stock	102.9%
Equity Risk Premium	5.00%
Size Premium	1.64%
Discount Rate	10.29%

The disclosure under the heading “The Mergers—Opinion of Sandler O’Neill & Partners, L.P.—Sandler O’Neill’s Relationship” is hereby supplemented by amending and restating the first paragraph of this section on page 68 with the following:

Sandler O’Neill’s Relationship. Sandler O’Neill received a fee equal to $225,000 for rendering its opinion to the Reliance board of directors. Sandler O’Neill did not provide any other investment banking services to Reliance in the two years preceding the date of Sandler O’Neill’s opinion. In the two years preceding the date of Sandler O’Neill’s opinion, Sandler O’Neill acted as underwriter in connection with the offer and sale of Simmons subordinated debt, which transaction closed in March 2018. Sandler O’Neill received $1,881,000 in compensation for acting as underwriter in such offering. Sandler O’Neill did not provide any other investment banking services to Simmons during the two years preceding the date of Sandler O’Neill’s opinion. In addition, in the ordinary course of Sandler O’Neill’s business as a broker-dealer, Sandler O’Neill may purchase securities from and sell securities to Reliance, Simmons and their respective affiliates. Sandler O’Neill may also actively trade the equity and debt securities of Reliance and Simmons or their respective affiliates for Sandler O’Neill’s own account and for the accounts of its customers.

The disclosure under the heading “The Mergers—Certain Unaudited Prospective Financial Information” is hereby supplemented by amending and restating the second full paragraph on page 70 of the Proxy Statement/Prospectus:

For purposes of Sandler O’Neill’s net present value analysis for Simmons, Sandler O’Neill utilized publicly available median analyst earnings per share estimates for Simmons for the quarter ending December 31, 2018 and the years ending December 31, 2019 and December 31, 2020 equal to $0.61, $2.44 and $2.67, respectively. The following table presents a summary of estimated long-term annual earnings per share and balance sheet growth rates for Simmons for the years ending December 31, 2021 and December 31, 2022 and estimated dividends per share for the quarter ending December 31, 2018 and the years ending December 31, 2019 through December 31, 2022, as provided to Sandler O’Neill by the senior management of Simmons.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition of Reliance by Simmons (the “Proposed Transaction”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Proposed Transaction, Simmons has filed with the SEC a Registration Statement on Form S-4 (File No. 333-229378) (the “Registration Statement”) that includes a proxy statement of Reliance and a prospectus of Simmons (the “Proxy Statement/Prospectus”), and Simmons may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement/Prospectus was first mailed to shareholders of Reliance on or about March 6, 2019. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Proposed Transaction carefully and in their entirety and any other relevant documents filed with the SEC by Simmons, as well as any amendments or supplements to those documents, because they contain important information about the Proposed Transaction.

Free copies of the Registration Statement and the Proxy Statement/Prospectus, as well as other filings containing information about Simmons, may be obtained at the SEC’s website (http://www.sec.gov), when they are filed by Simmons. You will also be able to obtain these documents, when they are filed, free of charge, from Simmons at www.simmonsbank.com under the heading “Investor Relations.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: Stephen C. Massanelli, Investor Relations Officer, Telephone: (870) 541-1000 or to Reliance Bancshares, Inc., 10401 Clayton Road, Frontenac, Missouri 63131, Attention: Allan Ivie, Telephone: (314) 569-7209.

Participants in the Solicitation

Simmons, Reliance and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Reliance in connection with the Proposed Transaction. Information about Simmons’ directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 14, 2018. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may not be based on historical facts and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to the impact Simmons expects the Proposed Transaction to have on the combined entities operations, financial condition, and financial results, and the Company’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits the Company expects to realize as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this document in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions to the Proposed Transaction, including approval by Reliance’s shareholders on the expected terms and schedule, delay in closing the Proposed Transaction, difficulties and delays in integrating the Reliance business or fully realizing cost savings and other benefits of the Proposed Transaction, business disruption following the Proposed Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the Company’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the SEC. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K, and the Company and Reliance undertake no obligation, and specifically decline any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2019	SIMMONS FIRST NATIONAL CORPORATION

	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer and Treasurer